                              SECURITY AGREEMENT
                              ------------------

     THIS SECURITY AGREEMENT (this "Security Agreement"), dated as of May 2,
                                   -------------------
1996, made by WEST SHORE PROCESSING COMPANY, L.L.C., a Michigan limited liability company (the "Grantor"), in favor of BANK OF AMERICA ILLINOIS, an Illinois banking corporation (the "Lender").
                                  --------

                                  WITNESSETH:
                                  ----------

     WHEREAS, pursuant to an Amended and Restated Credit Agreement, dated as of the date hereof (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among
                                               ------------------
Michigan Energy Company, L.L.C., a Michigan limited liability company, ("Energy
                                                                        -------
Company"), Michigan Production Company, L.L.C., a Michigan limited liability
- --------
company ("Reserves Company," together with Energy Company, the "Borrower") and
         -------------------                                   ----------
the Lender, the Lender has extended commitments (the "Commitments") to make
                                                     -------------
loans (the "Loans") to the Borrower; and
           -------

     WHEREAS, the Borrower has entered or may enter into certain Hedging Agreements with Bank of America National Trust and Savings Association, an Affiliate of the Lender, pursuant to the terms of the Credit Agreement; and

     WHEREAS, as a condition precedent to the making of the initial Loan under the Credit Agreement and to the obligations of Bank of America National Trust and Savings Association under the Hedging Agreements referred to above, the Grantor is required to execute and deliver this Security Agreement; and

     WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Security Agreement;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lender to make Loans (including the initial Loan) to the Borrower pursuant to the Credit Agreement, the Grantor agrees, for the benefit of the Lender, as follows:

                                   ARTICLE I

                                  DEFINITIONS

     SECTION 1.1. Certain Terms. The following terms (whether or not
                  -------------
underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

     "Basin" means Basin Pipeline L.L.C.
     -------

     "Borrower" is defined in the first recital.
     ----------                   -------------

     "Collateral" is defined in Section 2.1.
     ------------               -----------

     "Commitments" is defined in the first recital.
     -------------                   -------------

     "Computer Hardware and Software Collateral" means:
     -------------------------------------------

          (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;

          (b) all software programs (including both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by the Grantor, designed for use on the computers and electronic data processing hardware described in clause (a)
                                                                    ----------
     above;

          (c) all firmware associated therewith;

          (d) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding clauses (a) through (c ); and
                                         -----------         ----

          (e) all rights with respect to all of the foregoing, including, without limitation, any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

     "Copyright Collateral" means all copyrights and all semi-conductor chip
     ----------------------
product mask works of the Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including, without limitation, all of the Grantor's right, title and interest in and to all copyrights and mask works registered in the United States Copyright Office or anywhere else in the world and also including, without limitation, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit.

     "Credit Agreement" is defined in the first recital.
     ------------------                   -------------

     "Energy Company" is defined in the first recital.
     ----------------                   -------------

     "Energy Company's Share" means, as of any date of determination with
     ------------------------
respect to any asset, interest or property, the proportionate beneficial interest of Energy Company therein represented by Energy Company's ownership of equity interests in Basin and Grantor.

     "Environmental Laws" means all applicable federal, state or local statutes,
     --------------------
laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to public health and safety through protection of the environment.

     "Equipment" is defined in clause (a) of Section 2.1.
     -----------               ----------    -----------

     "Grantor" is defined in the preamble.
     ---------                   --------

     "Guaranty" means those certain Secured Guaranties, of even date herewith,
     ----------
executed by Basin and Grantor in favor of the Lender pursuant to the terms of the Credit Agreement.

     "Hazardous Material" means
     --------------------

          (a) any "hazardous substance", as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended;

          (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended;

          (c) any petroleum, crude oil or fraction thereof;

          (d) any hazardous, dangerous or toxic chemical, material, waste or substance within the meaning of any Environmental Law;

          (e) any radioactive material, including any naturally occurring radioactive material, and any source, special or by-product material as defined in 42 U.S.C. (S) 2011 et seq., and any amendments or
                                   -------
     reauthorizations thereof;

          (f) asbestos-containing materials in any form or condition; or

          (g) polychlorinated biphenyls in any form or condition.

     "Intellectual Property Collateral" means, collectively, the Computer
     ----------------------------------
Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

     "Inventory" is defined in clause (b) of Section 2.1.
     -----------                             -----------

     "Lender" is defined in the preamble.
     --------                   --------

     "Loans" is defined in the first recital.
     -------                   -------------

     "MarkWest" means MarkWest Michigan LLC.
     ----------

     "Participation Agreement" means that certain Participation, Ownership and
     -------------------------
Operating Agreement for Grantor, by and among Energy Company and MarkWest dated as of May 2, 1996 (the "Participation Agreement").

     "Patent Collateral" means:
     -------------------

          (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world;

          (b) all patent licenses;

          (c) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clauses (a) and (b); and
      -----------    -----

          (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, for breach or enforcement of any patent license and all rights corresponding thereto throughout the world.

     "Receivables" is defined in clause (c) of Section 2.1.
     -------------               ----------    -----------

     "Related Contracts" is defined in clause (c) of Section 2.1.
     -------------------               ----------    -----------

     "Reserves Company" is defined in the first recital.
     ------------------                   -------------

     "Secured Obligations" is defined in Section 2.2
     ---------------------               -----------

     "Security Agreement" is defined in the preamble.
     --------------------                   --------

     "Subordination Agreement" means the Subordination Agreement dated May 2,
     -------------------------
1996 by and among MarkWest, Lender, Energy Company, Grantor and Basin.

     "Subsidiary" means as to any Person (a) a corporation of which
     ------------
outstanding shares of stock having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) to elect a majority of the Board of Directors of such corporation are at the time owned, directly or indirectly through one or more intermediaries, or both, by such Person and (b) any partnership, association, joint venture or other business entity the controlling interest of which is at the time owned, directly or indirectly through one or more intermediaries, or both, by such Person.

     "Trademark Collateral" means:
     ----------------------

          (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this clause (a) being collectively called a "Trademark")
                             ----------                             -----------
     now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country;

          (b) all Trademark licenses;

          (c) all reissues, extensions or renewals of any of the items described in clauses (a) and (b);
        -----------     ---

          (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a) and (b); and
                                           -------         ---

          (e) all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in clauses (a) and (b), or for any injury to
                                      -----------     ---
     the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

     "Trade Secrets Collateral" means common law and statutory trade secrets
     --------------------------
and all other confidential or proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of the Grantor (all of the foregoing being collectively called a "Trade Secret"), whether or not such Trade
                                      --------------
Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

     "U.C.C." means the Uniform Commercial Code, as in effect in the State of
     --------
Illinois.

     SECTION 1.2. Guaranty Definitions. Unless otherwise defined herein or the
                  --------------------
context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Guaranty.

     SECTION 1.3. U.C.C. Definitions. Unless otherwise defined heroin or the
                  ------------------
context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Security Agreement, including its preamble and recitals, with such meanings.

                                  ARTICLE II

                               SECURITY INTEREST

     SECTION 2.1. Grant of Security. The Grantor hereby assigns and pledges to
                  -----------------
the Lender, and hereby grants to the Lender a security interest in, Energy Company's Share of all of the following, whether now or hereafter existing or acquired (the "Collateral"):
              ------------

          (a) all equipment in all of its forms of the Grantor, wherever located, including all equipment and facilities used or useful for the processing, transportation or marketing of oil, gas or other hydrocarbons or other materials extracted therefrom, and all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor (any and all of the foregoing being the "Equipment");
     -----------

          (b) all inventory in all of its forms of the Grantor, wherever located, including

               (i) all oil, gas or other hydrocarbons or materials extracted therefrom, raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof,

               (ii) all goods in which the Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which the Grantor has an interest or right as consignee), and

               (iii) all goods which are returned to or repossessed by the Grantor,

and all accessions thereto, products thereof and documents therefor (any and all such inventory, materials, goods, accessions, products and documents being the "Inventory");
- -----------

     (c) all accounts (including, without limitation, the Accounts), contracts, contract rights, chattel paper, documents, instruments, and general intangibles of the Grantor, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of the Grantor now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles (any and all such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles being the "Receivables,"
                                                           -----------
excluding those fees payable under Section 6.11 of the Participation Agreement, and any and all such security agreements, guaranties, leases and other contracts being the "Related Contracts," which term shall include each document listed on
           -----------------
Schedule 1 attached hereto);
- ----------

     (d) all Intellectual Property Collateral of the Grantor;

     (e) all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section 2.1;
                                                            -----------

     (f) all of the Grantor's other property and rights of every kind and description and interests therein; and

     (g) all products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in clauses (a), (b), (c), (d),
                                                    --------------------------
(e) and (f), proceeds deposited from time to time in any lock boxes of the
- -----------
Grantor, and, to the extent not otherwise included, all payments under insurance (whether or not the Lender is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

     SECTION 2.2. Security for Obligations.    This Security Agreement secures
                  ------------------------
the prompt payment when due, whether at stated maturity, by acceleration or otherwise (including the payment of amounts which would become due but for the operation of the automatic stay under Section 362 of the Bankruptcy Code) of
(a) all Obligations now or hereafter existing under the Credit Agreement, the Note, the Hedging Agreements and each other Loan Document, whether for principal, interest, costs, fees, expenses or otherwise, and (b) all other obligations of the Borrower to the Lender, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereinafter existing or due or to become due (all such Obligations and other obligations being the "Secured Obligations").
                      ---------------------

     SECTION 2.3. Continuing Security Interest; Transfer of Note[s]. This
                  -------------------------------------------------
Security Agreement shall create a continuing security interest in the Collateral and shall

          (a) remain in full force and effect until payment in full of all Secured Obligations and the termination of the Commitments and any other commitments of the Lender to the Borrower;

          (b) be binding upon the Grantor, its successors, transferees and assigns; and

          (c) inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and its successors, transferees and assigns.

Without limiting the generality of the foregoing clause (c), the Lender may
                                                 ----------
assign or otherwise transfer (in whole or in part) any Note or Loan to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to the Lender under any Loan Document (including this Security Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 9.11 of the Credit Agreement. Upon the indefeasible
              ------------
payment in full of all Secured Obligations and the termination of the Commitments and any other commitments of the Lender to the Borrower, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination, the Lender will, at the Grantor's sole expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

     SECTION 2.4. Grantor Remains Liable. Anything herein to the contrary
                  ----------------------
notwithstanding

          (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed;

          (b) the exercise by the Lender of any of its rights hereunder shall not release the Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and

          (c) the Lender shall not have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Security Agreement, nor shall the Lender be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

     SECTION 3.1. REPRESENTATIONS AND WARRANTIES. The Grantor represents and
                  ------------------------------
warrants unto the Lender as set forth in this Article.

     SECTION 3.1.1. Validity, .etc. This Security Agreement creates a valid
                    --------------
security interest in the Collateral, securing the payment of the Secured Obligations except as set forth on the Disclosure Schedule to the Participation Agreement, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

     SECTION 3.1.2. AUTHORIZATION, APPROVAL, ETC. NO authorization, approval or
                    ----------------------------
other action by, and no notice to or filing with, any governmental authority or regulatory body is required either

          (a) for the grant by the Grantor of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by the Grantor; or

          (b) for the perfection of or except as set forth on the Disclosure Schedule to the Participation Agreement, the exercise by the Lender of its rights and remedies hereunder.

                                  ARTICLE IV

                                   COVENANTS

     SECTION 4.1. CERTAIN COVENANTS. The Grantor covenants and agrees that, so
                  -----------------
long as any portion of the Secured 0bligations shall remain unpaid or the Lender shall have any outstanding Commitments or other commitment by the Lender to the Borrower, the Grantor will, unless the Lender shall otherwise consent in writing, perform the obligations set forth in this Section.

     SECTION 4.1.1. AS TO EQUIPMENT AND INVENTORY. The Grantor hereby agrees
                    -----------------------------
that it shall keep all the Equipment and Inventory (other than Inventory sold in the ordinary course of business) in the State of Michigan.

     SECTION 4.1.2. AS TO RECEIVABLES. The Grantor shall keep its place(s) of
                    -----------------
business and chief executive office and the office(s) where it keeps its records concerning the Receivables, and all originals of all chattel paper which evidenced Receivables, located at the address set forth below its name on the signature page hereof, or, upon 30 days' prior written notice to the Lender, at such other locations in a jurisdiction where all actions required by the first
                                                                         -----
sentence of Section 4.1.4 shall have been taken with respect to the
- --------    -------------
Receivables; not change its name except upon 30 days' prior written notice to the Lender; hold and preserve such records and chattel paper; and permit representatives of the Lender at any time during normal business hours to inspect and make abstracts from such records and chattel paper.

     SECTION 4.1.3. AS TO INTELLECTUAL PROPERTY COLLATERAL. The Grantor shall
                    --------------------------------------
not, unless the Grantor shall either

               (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Lender) that any of the Patent Collateral is of negligible economic value to the Grantor, or

               (ii) have a valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

     SECTION 4.1.4. FURTHER ASSURANCES, ETC. The Grantor agrees that, from time
                    -----------------------
to time at its own expense, the Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that the Lender may request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor will:

          (a) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices (including, without limitation, any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. (S) 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or desirable, or as the Lender may request, in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Lender hereby; and

          (b) furnish to the Lender, from time to time at the Lender's request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender may reasonably request, all in reasonable detail.

With respect to the foregoing and the grant of the security interest hereunder, the Grantor hereby authorizes the Lender to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law, all of which security interests shall be subject to the terms and conditions of the Subordination Agreement. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

     SECTION 4.1.5. COMPLIANCE WITH LAWS, ETC. Grantor agrees to comply in all
                    -------------------------
material respects with all applicable laws, rules, regulations and orders, such compliance to include (without limitation):

          (a) the maintenance and preservation of its limited liability company existence and qualification as a foreign limited liability company; and

          (b) the payment, before the same become delinquent, of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     SECTION 4.1.6. ENVIRONMENTAL COVENANT.     Grantor agrees to agrees to
                    ----------------------
cause Basin to,

          (a) use, operate and maintain all of its facilities and Properties in material compliance with all Environmental

     Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws; and

          (b) (i) use all reasonable efforts to have dismissed with prejudice any actions or proceedings relating to compliance with Environmental Laws which would or could in the reasonable opinion of the Lender have, individually or in the aggregate, a material adverse effect, and (ii) diligently pursue cure of any material underlying environmental problem which forms the basis of any such claim, complaint, notice or inquiry.

     SECTION 4.1.7. BUSINESS ACTIVITIES; ACQUISITIONS. The Grantor will not
                    ---------------------------------
engage in any business activity, except as permitted by the Participation Agreement and such activities as may be incidental or related thereto.

     SECTION 4.1.8. RESTRICTED PAYMENTS, ETC. On and at all times after the
                    ------------------------
Effective Date Grantor will only make distributions as permitted by the Participation Agreement.

     SECTION 4.1.9. CONSOLIDATION, MERGER, ETC. Grantor will not liquidate or
                    --------------------------
dissolve, consolidate with, or merge into or with, any other limited liability company, partnership or corporation, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof). Grantor will not create any Subsidiary except with the prior written consent of the Lender.

                                   ARTICLE V

                                  THE LENDER

     SECTION 5.1. LENDER APPOINTED ATTORNEY-IN-FACT. The Grantor hereby
                  ---------------------------------
irrevocably appoints the Lender the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, to take any action and to execute any instrument which the Lender may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation:

          (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (b) to receive, indorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above;
                                                     ----------

          (c) to file any claims or take any action or institute any proceedings which the Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Lender with respect to any of the Collateral; and

          (d) to perform the affirmative obligations of the Grantor hereunder (including all obligations of the Grantor pursuant to Section 4.1.4).
                                                           --------------

The Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest, but in all events only with respect to matters and interests relating solely to the Collateral and subject to the Subordination Agreement; and in no event will Lender exercise the foregoing power of attorney with respect to any of MarkWest's interest or any interests of the Grantor which are not part of the Collateral.

     SECTION 5.2. LENDER MAY PERFORM. If the Grantor fails to perform any
                  ------------------
agreement contained herein, the Lender may itself perform, or cause performance of, such agreement, and the expenses of the Lender incurred in connection therewith shall be payable by the Grantor.

     SECTION 5.3. LENDER HAS NO DUTY. In addition to, and not in limitation of,
                  ------------------
Section 2.4, the powers conferred on the Lender hereunder are solely to protect
- -----------
its interest in the Collateral and shall not impose any duty on it to exercise any such powers. Except for the reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Lender shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

     SECTION 5.4. REASONABLE CARE. The Lender is required to exercise reasonable
                  ---------------
care in the custody and preservation of any of the Collateral in its possession; provided, however, the Lender shall be deemed to have exercised reasonable care
- -----------------
in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Lender to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                  ARTICLE VI

                                   REMEDIES

   SECTION 6.1. CERTAIN REMEDIES. If any Event of Default shall have occurred
                ----------------
and be continuing:

          (a) The Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may

               (i) require the Grantor to, and the Grantor hereby agrees that it will, at its expense and upon request of the Lender forthwith, assemble all or part of the Collateral as directed by the Lender and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties and

               (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Lender may deem commercially reasonable.

The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     (b) All cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Lender, be held by the Lender as collateral for, and/or then or at any time thereafter applied in whole or in part by the Lender against, all or any part of the Secured Obligations in such order as the Lender shall elect. Any surplus of such cash or cash proceeds held by the Lender and remaining after payment in full of all the Secured Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

          (c) The exercise of any right hereunder shall be expressly subject to and in compliance with the Subordination Agreement.

                                  ARTICLE VII

                           MISCELLANEOUS PROVISIONS

     SECTION 7.1. LOAN DOCUMENT. This Security Agreement is a Loan Document
                  -------------
executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof subject, however in all events to the Subordination Agreement.

     SECTION 7.2. AMENDMENTS; ETC. No amendment to or waiver of any provision of
                  ---------------
this Security Agreement nor consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 7.3. ADDRESSES FOR NOTICES. All notices and other communications
                  ---------------------
provided for hereunder shall be in writing (including telegraphic communication) and, if to the Grantor, mailed or telegraphed or delivered to it, addressed to it at the address set forth below its signature hereto, if to the Lender, mailed or delivered to it, addressed to it at the address of the Lender specified in the Guaranty, or as to either party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or telegraphed, respectively, be effective when deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid.

     SECTION 7.4. SECTION CAPTIONS. Section captions used in this Security
                  ----------------
Agreement are for convenience of reference only, and shall not affect the construction of this Security Agreement.

     SECTION 7.5. SEVERABILITY. Wherever possible each provision of this
                  ------------
Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

     SECTION 7.6.      GOVERNING LAW, ENTIRE AGREEMENT, ETC. THIS SECURITY
                       ------------------------------------
AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN

ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF ILLINOIS. THIS SECURITY AGREE AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

     SECTION 7.7. FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION
                  -------------------------------------------
BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SECURITY AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER OR THE GRANTOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER,
                                                             -----------------
THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE LENDER'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE GRANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE GRANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE GRANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS SECURITY AGREEMENT.

     SECTION 7.8. WAIVER OF JURY TRIAL. THE LENDER AND THE GRANTOR HEREBY
                  --------------------
KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SECURITY AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER OR THE GRANTOR. THE GRANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR

THE LENDER ENTERING INTO THIS SECURITY AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

     SECTION 7.9. THE LENDER AS AGENT FOR ITS AFFILIATES. As described above,
                  --------------------------------------
certain Affiliates of the Lender, including without limitation, Bank of America National Trust and Savings Association, are or may become parties to certain Hedging Agreements with the Borrower, the Grantor and/or Affiliates of the Borrower or the Grantor. This Security Agreement secures the obligations of the Borrower, the Grantor and such Affiliates, as the case may be, under such Hedging Agreements, and the parties hereto acknowledge for all purposes that the Lender acts as agent on behalf of such Affiliates of the Lender which are so entitled to share in the rights and benefits accruing to the Lender under this Security Agreement.

     SECTION 7.10. Subordination. Notwithstanding anything to the contrary
                   -------------
contained herein, the Lender hereby agrees for itself and its successors and assigns, that the Lender's rights and remedies hereunder (the "Rights"), and any
                                                          ------------
and all liens and security interests that are granted to secure the Rights (the "Liens") as well as any interest in any property or asset acquired by reason of
- -------
the enforcement of any of the Rights or the Liens are subject to the terms of the Subordination Agreement, which provides, among other things, that the Rights and the Liens are subject to the Participation Agreement as more particularly set forth therein. This Section 7.10 shall be deemed a covenant binding upon
                        ------------
and running with the property and assets subject to the Liens.

     SECTION 7.11. Limitation On Recourse. Notwithstanding the general terms of
                   ----------------------
the Grantor's obligations under this Security Agreement or anything to the contrary contained herein, the Lender hereby agrees not to seek to satisfy Grantor's obligations under this Security Agreement out of any property, assets, revenues or funds of the Grantor other than (i) Energy Company's Share of the Collateral (which shall remain subject to the Subordination Agreement) and/or
(ii) funds which are distributable to Energy Company from time to time pursuant to the Participation Agreement.

     IN WITNESS WHEREOF, the Grantor has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                         WESTSHORE PROCESSING COMPANY, L.L.C.
                         By: MarkWest Michigan LLC, its Operator
                         By: MarkWest Hydrocarbon Partners, Ltd., its Manager
                         By: MarkWest Hydrocarbon, Inc., its General Partner



                         By:       /s/  Arthur J. Denney

                             Name:      Arthur J. Denney
                             Title:     Vice President
                                        c/o MarkWest Michigan LLC
                             Address:   5613 DTC Parkway, Suite 400
                                        -----------------------
                                        Englewood, Colorado 80111
                                        -------------------

                             Attention: Arthur J. Denney

                             Telex:

                             Telecopier: (303) 290-8769

                  Schedule I to West Shore Security Agreement

1. Transportation Agreement dated December 1, 1993 between Manistee Gas Limited Liability Company, as Shipper, and Basin Pipeline LLC, as Transporter.

2. Asset Purchase Agreement dated December 1, 1993, between Dow Chemical Company, as Buyer, and Manistee Gas Limited Liability Company as Seller.

3. Promissory Note dated December 1, 1993 from Manistee to The Dow Chemical Company in the principal sum of $720,000.00.

4. Pipeline Construction Agreement dated November 30, 1993, by and between Basin, as owner, and Murphy Bros. Inc., as Contractor, as amended by the First Amendment to the Pipeline Construction Agreement dated November 30, 1993.

5. Agreement dated December 22, 1994 between Basin, West Bay Exploration Co., Savoy Oil and Gas Inc. and H&H Star Energy, Inc. for the Filer 1-10 Well.

6. Transportation Agreement dated April 1, 1995, by and between Manistee and Michgan Consolidated Gas Company.

7. KIF Use Agreement dated October 1, 1991, between Shell Michigan Pipeline Company and Manistee.

8. Gas and Condensate Processing Agreement - Kalkasa Plant dated April 1, 1995, by and between Shell Western E&P, Inc. and Manistee.

9. Product Purchase Agreement dated July 12, 1994, accepted July 15, 1994, by and between Enerkon Resources Corporation and Manistee.

10. Gathering Line Construction and Gas Processing Agreement dated December 22, 1994, by and between Manistee, Basin, West Bay Exploration Company, Savoy Oil & Gas, Inc., and H&H Star Energy, Inc.

11. Gas Treating and Processing Agreement between Shell Offshore, Inc. and West Shore Processing Company dated as of May 1, 1996.

12. Gas Gathering, Treating and Processing Agreement between Michigan Production Company and West Shore Processing Company.

13. Second Amended and Restated Operating Agreement for Basin Pipeline L.L.C. dated May 1, 1996 by and among Basin, West Shore, MarkWest and Michigan Energy Company, L.L.C.

14. Gas Processing and Treating Agreement for Brown 19 Plant between Manistee and West Shore dated_________, 1996.

15. Lease/Purchase of gas compressor for the Victory #32 Compressor Station #1
    --------------------------------------------------------------------------
     Lessor:                    Gas Compression Services, Inc. ("Gasco").
     Lessee:                    Manistee Gas, L.L.C. ("Manistee").
     Date of agreement          January 3, 1994
     Suction Pressure:          300 to 350 psig.
     Discharge pressure:   1000psig.
     Specific gravity:          0.70.
     Volume:                    2.5 to 3.1 Mmcf/d
     Operations:                Gasco will operate the compressor.  Manistee
                                will furnish all parts, lube oil, and dry sweet fuel gas.
     Terms:                     Sixty (60) months upon which Manistee will have
                                option to purchase the compressor unit for $53,350.42 within thirty days after final lease payment is made.
     Pricing:                   $3916.67 per month (includes $750.00 for the
                                operation of the compressor unit).

16. Lease/Purchase of gas compressor for the Victory #32 Compressor Station #2
    --------------------------------------------------------------------------
     Lessor:                    Gas Compression Services, Inc. ("Gasco").
     Lessee:                    Manistee Gas, L.L.C. ("Manistee").
     Date of agreement          January 3, 1994
     Suction Pressure:          300 to 350 psig.
     Discharge pressure:   1000psig.
     Specific gravity:          0.70.
     Volume:                    2.5 to 3.1 Mmcf/d
     Operations:                Gasco will operate the compressor.  Manistee
                                will furnish all parts, lube oil, and dry sweet fuel gas.
     Terms:                     Sixty (60) months upon which Manistee will have
                                option to purchase the compressor unit for $53,350.42 within thirty days after final lease payment is made.
     Pricing:                   $3916.67 per month (includes $750.00 for the
                                operation of the compressor unit).

17. Lease/Purchase of gas compressor for the Victory #32 Compressor Station #3
    --------------------------------------------------------------------------
     Lessor:                    Gas Compression Services, Inc. ("Gasco").
     Lessee:                    Manistee Gas, L.L.C. ("Manistee").
     Date of agreement          January 3, 1994
     Suction Pressure:          300 to 350 psig.
     Discharge pressure:   1000psig.
     Specific gravity:          0.70.
     Volume:                    2.5 to 3.1 Mmcf/d
     Operations:                Gasco will operate the compressor. Manistee will
                                furnish all parts, lube oil, and dry sweet fuel gas.
     Terms:                     Sixty (60) months upon which Manistee will have
                                option to purchase the compressor unit for $53,350.42 within thirty days after final lease payment is made.
     Pricing:                   $3916.67 per month (includes $750.00 for the
                                operation of the compressor unit).

18. Lease/Purchase of gas compressor for Peterson Facility
     Lessor:                    Gas Compression Services, Inc. ("Gasco").
     Lessee:                    Manistee Gas, L.L.C. ("Manistee").
     Date of agreement          February 1, 1995.
     Suction Pressure:          15 to 35 psig.
     Suction temperature:       70 degrees.
     Discharge pressure:    350psig.
     Specific gravity:          0.83.
     Volume:                    0.9 to 1.3 Mmcf/d
     Ambient temperature:       100 degrees
     Operations:                Lessor will operate the compressor.  Lessee will
                                furnish all parts, lube oil, and dry sweet fuel gas.
     Terms:                     Sixty (60) months. Upon final payment, Lessor
                                will assign lessee the compressor unit for no additional charges.
     Pricing:                   $2880.56 per month (includes $0.00 for the
                                operation of the compressor unit).

19. Letter Agreement regarding Transportation, Compression, Treating and Processing dated February 23, 1996 between Manistee, Basin and Dynamic Development, Inc. for the Peterson #1-19 Victory Well in Victory Township, Mason County.


                                Vehicle Leases

Table Showing the following:

Vehicle Description, Primary Driver, Monthly payment, Monthly Insurance, Total Monthly Payment & Insurance, Annual Payment & Insurance, Lease Maturity, Current Mileage, Vehicle ID#, Ford Motor Lease number.

                      Transferred Brown-19 Assets to MEC

Basin and/or Manistee Assets Located at the Brown 19 Treating Plant
- -------------------------------------------------------------------

The Basin and/or Manistee assets located at the Brown 19 treating plant include:

1.  Slug catcher
2.  Filter unit
3.  Basin Gas Pack
4.  Three 12, 000-gallon sour NGL storage tanks and one 24,000 NGL storage tank
5.  The spare gas pack
6.  The spur NGL truck-loading facilities
7. All spare or unused equipment, facilities and supplies located at or near the Brown 19 Treating Plant site and in the portion of the Plant commonly known as the "Bone-yard", excluding however, the Lake Orion NGL amine skid, NGL plant skid and related equipment.

The above facilities shall include all line-pipe, pipe, connections, fittings, flanges, interconnect with other pipelines, valves, control equipment, pigs, pig launchers and receivers, cathodic protection, bypasses, regulators, drips, meters and metering equipment, all equipment located on, at or appurtenant to the Peterson compressor station, all other equipment and personal property and/or fixtures associated therewith including the following:

Delivery Points                       Valves

1) Basin Pipeline Gas Pack            a) The first valve (gas) downstream of
                                      the Basin Gas Pack.
                                      b) All piping from the 2-inch valve (air) to the Basin Gas Pack.
                                      c) The 2-inch valve (fuel) and piping to the Basin Gas Pack.
                                      d) All piping from the 1-inch and 2-inch flare valves to the Basin Gas Pack

2) Sour NGL Storage                   a) The four (4) 4" x 6" relief valves on
                                      the piping from the sour NGL storage tanks to the Brown 19 flare system.
                                      b) All piping between the 2-inch flash gas valves and each sour NGL storage tank.
                                      c) All piping between the 2-inch valves
                                      on the sour NGL storage tanks to the
                                      Brown 19 flare system.
                                      d) All piping between the 2-inch valve
                                      (truck load-out to the Brown 19 flare
                                      system) and the tanks.
                                      e) All piping between the 1-inch valves on the sour NGL filter vapor return dump line in the truck loading area and the sour NGL filter.

(FOLLOWING IS A UNIFORM COMMERCIAL CODE  FINANCING STATEMENT-SEE ORIGINAL)